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                   EXHIBIT 23.1 - CONSENT OF ERNST & YOUNG LLP


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 2002, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-76522) and related Prospectus of Coastal Caribbean Oils & Minerals, Ltd. for the registration of 10,867,082 shares of its common stock.



                                                           /s/ Ernst & Young LLP




Stamford, Connecticut
May 28, 2002